CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-3

Section 7.3 Indenture                               Distribution Date: 2/15/2005
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(i)     Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

(ii)    Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     2,411,290.00
              Class B Note Interest Requirement                       219,560.83
              Class C Note Interest Requirement                       355,110.00
                      Total                                         2,985,960.83

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          2.01444
              Class B Note Interest Requirement                          2.20111
              Class C Note Interest Requirement                          2.76889

(iii)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       1,197,000,000
              Class B Note Principal Balance                          99,750,000
              Class C Note Principal Balance                         128,250,000

(iv)    Amount on deposit in Owner Trust Spread Account            14,250,000.00

(v)     Required Owner Trust Spread Account Amount                 14,250,000.00


                                                   By:
                                                      --------------------------
                                                      Name: Patricia M. Garvey
                                                      Title: Vice President

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